UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 13, 2024

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Mühlenstrasse 26, CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value CHF 0.57	TEL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of Shareholders of TE Connectivity Ltd. (the “Company”) held on March 13, 2024 (“AGM”), shareholders voted on the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 270,414,052 registered shares (87.77% of 308,091,069 registered shares outstanding and entitled to vote as of February 22, 2024, the record date for the AGM) were present by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of votes cast with respect to the proposal.

Agenda Item No. 1.   Election of eleven (11) directors:

1.1  Jean-Pierre Clamadieu

A total of 252,824,480 shares (99.18%) were voted for and 2,080,653 shares (0.82%) were counted as voted against this director.  Additionally, there were 211,547 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.2  Terrence R. Curtin

A total of 253,396,684 shares (99.40%) were voted for and 1,518,637 shares (0.60%) were counted as voted against this director.  Additionally, there were 201,359 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.3  Carol A. (“John”) Davidson

A total of 249,420,008 shares (97.85%) were voted for and 5,493,649 shares (2.15%) were counted as voted against this director.  Additionally, there were 203,023 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.4  Lynn A. Dugle

A total of 253,622,962 shares (99.50%) were voted for and 1,285,214 shares (0.50%) were counted as voted against this director.  Additionally, there were 208,504 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.5  William A. Jeffrey

A total of 244,322,268 shares (95.87%) were voted for and 10,520,699 shares (4.13%) were counted as voted against this director.  Additionally, there were 273,713 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.6  Syaru Shirley Lin

A total of 252,302,120 shares (98.99%) were voted for and 2,580,335 shares (1.01%) were counted as voted against this director.  Additionally, there were 234,225 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.7  Heath A. Mitts

A total of 238,429,965 shares (93.53%) were voted for and 16,483,784 shares (6.47%) were counted as voted against this director.  Additionally, there were 202,931 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.8  Abhijit Y. Talwalkar

A total of 229,006,569 shares (89.84%) were voted for and 25,897,255 shares (10.16%) were counted as voted against this director.  Additionally, there were 212,856 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.9  Mark C. Trudeau

A total of 253,494,413 shares (99.46%) were voted for and 1,387,497 shares (0.54%) were counted as voted against this director.  Additionally, there were 234,770 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.10  Dawn C. Willoughby

A total of 253,441,792 shares (99.43%) were voted for and 1,443,371 shares (0.57%) were counted as voted against this director.  Additionally, there were 231,517 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

1.11  Laura H. Wright

A total of 239,729,931 shares (94.05%) were voted for and 15,176,180 shares (5.95%) were counted as voted against this director.  Additionally, there were 210,569 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 2.   Election of Carol A. (“John”) Davidson as the Chairman of the Board of Directors:

A total of 251,680,607 shares (98.74%) were voted for and 3,204,166 shares (1.26%) were counted as voted against the election of Carol A. (“John”) Davidson as the Chairman of the Board of Directors.  Additionally, there were 231,907 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 3.   Election of the individual members of the Management Development and Compensation Committee:

3.1  Abhijit Y. Talwalkar

A total of 238,177,626 shares (93.45%) were voted for and 16,707,343 shares (6.55%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 231,711 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.2  Mark C. Trudeau

A total of 253,614,230 shares (99.51%) were voted for and 1,247,396 shares (0.49%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 255,054 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

3.3  Dawn C. Willoughby

A total of 253,646,653 shares (99.52%) were voted for and 1,217,545 shares (0.48%) were counted as voted against the election of this director as a member of the Management Development and Compensation Committee.  Additionally, there were 252,482 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 4.   Election of Proxy Voting Services GmbH, in Zurich, as the independent proxy at TE Connectivity’s 2025 Annual General Meeting of shareholders and also at any shareholder meeting that may be held prior to the 2025 Annual General Meeting:

A total of 270,047,780 shares (99.96%) were voted for and 112,099 shares (0.04%) were counted as voted against this proposal.  Additionally, there were 254,173 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.1.   Approval of the 2023 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 29, 2023, the consolidated financial statements for the fiscal year ended September 29, 2023 and the Swiss Statutory Compensation Report for the fiscal year ended September 29, 2023):

A total of 269,750,247 shares (99.94%) were voted for and 175,666 shares (0.06%) were counted as voted against this proposal.  Additionally, there were 488,139 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.2.   Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2023:

A total of 269,745,255 shares (99.94%) were voted for and 162,035 shares (0.06%) were counted as voted against this proposal.  Additionally, there were 506,762 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 5.3.   Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 29, 2023:

A total of 269,745,965 shares (99.94%) were voted for and 163,629 shares (0.06%) were counted as voted against this proposal.  Additionally, there were 504,458 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 6.   Release of the members of the Board of Directors and executive officers of TE Connectivity for their activities during the fiscal year ended September 29, 2023:

A total of 251,905,543 shares (98.98%) were voted for and 2,607,008 shares (1.02%) were counted as voted against this proposal.  Additionally, there were 604,129 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.1.   Election of Deloitte & Touche LLP as TE Connectivity’s independent registered public accounting firm for fiscal year 2024:

A total of 264,284,657 shares (97.80%) were voted for and 5,952,048 shares (2.20%) were counted as voted against this proposal.  Additionally, there were 177,347 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.2.   Election of Deloitte AG, Zurich, Switzerland, as TE Connectivity’s Swiss registered auditor until the next annual general meeting of TE Connectivity:

A total of 264,891,314 shares (98.02%) were voted for and 5,343,831 shares (1.98%) were counted as voted against this proposal.  Additionally, there were 178,907 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 7.3.   Election of PricewaterhouseCoopers AG, Zurich, Switzerland, as TE Connectivity’s special auditor until the next annual general meeting of TE Connectivity:

A total of 269,741,116 shares (99.82%) were voted for and 493,858 shares (0.18%) were counted as voted against this proposal.  Additionally, there were 179,078 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 8.   Advisory vote to approve named executive officer compensation:

A total of 236,897,763 shares (93.03%) were voted for and 17,750,791 shares (6.97%) were counted as voted against this proposal.  Additionally, there were 468,126 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 9.   Advisory vote to approve Swiss Statutory Compensation Report for the fiscal year ended September 29, 2023:

A total of 237,545,044 shares (93.31%) were voted for and 17,038,879 shares (6.69%) were counted as voted against this proposal.  Additionally, there were 532,757 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 10.   Binding vote to approve fiscal year 2025 maximum aggregate compensation amount for executive management:

A total of 244,130,695 shares (96.02%) were voted for and 10,128,153 shares (3.98%) were counted as voted against this proposal.  Additionally, there were 857,832 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 11.   Binding vote to approve fiscal year 2025 maximum aggregate compensation amount for the Board of Directors:

A total of 254,183,146 shares (99.83%) were voted for and 434,572 shares (0.17%) were counted as voted against this proposal.  Additionally, there were 498,962 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 12.   Approval of the carryforward of unappropriated accumulated earnings at September 29, 2023:

A total of 270,036,174 shares (99.96%) were voted for and 121,461 shares (0.04%) were counted as voted against this proposal.  Additionally, there were 256,417 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 13.   Approval of a dividend payment to shareholders equal to $2.60 per issued share to be paid in four equal quarterly installments of $0.65 starting with the third fiscal quarter of 2024 and ending in the second fiscal quarter of 2025 pursuant to the terms of the dividend resolution:

A total of 270,192,006 shares (99.98%) were voted for and 51,983 shares (0.02%) were counted as voted against this proposal.  Additionally, there were 170,063 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 14.   Approval of a renewal of the Capital Band and related amendments to the articles of association of TE Connectivity:

A total of 260,593,179 shares (96.37%) were voted for and 9,820,873 shares (3.63%) were counted as voted against this proposal (including 216,682 abstentions).

Agenda Item No. 15.   Approval of a reduction of share capital for shares acquired under TE Connectivity’s share repurchase program and related amendments to the articles of association of TE Connectivity:

A total of 270,072,092 shares (99.94%) were voted for and 159,187 shares (0.06%) were counted as voted against this proposal.  Additionally, there were 182,773 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 16.1.   Approval of amendments to TE Connectivity’s articles of association relating to the general meeting and shareholders matters:

A total of 269,916,089 shares (99.92%) were voted for and 207,661 shares (0.08%) were counted as voted against this proposal.  Additionally, there were 290,302 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 16.2.   Approval of amendments to TE Connectivity’s articles of association relating to hybrid and virtual general meetings of shareholders:

A total of 230,964,023 shares (85.52%) were voted for and 39,107,711 shares (14.48%) were counted as voted against this proposal.  Additionally, there were 342,318 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 16.3.   Approval of amendments to TE Connectivity’s articles of association relating to the Board of Directors, compensation and mandates:

A total of 269,809,979 shares (99.89%) were voted for and 307,316 shares (0.11%) were counted as voted against this proposal.  Additionally, there were 296,757 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 17.   Approval of an authorization relating to TE Connectivity’s Share Repurchase Program:

A total of 268,930,609 shares (99.66%) were voted for and 924,540 shares (0.34%) were counted as voted against this proposal.  Additionally, there were 558,903 abstentions with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Agenda Item No. 18.   Approval of the TE Connectivity Ltd. 2024 Stock and Incentive Plan:

A total of 239,628,155 shares (94.09%) were voted for and 15,066,094 shares (5.91%) were counted as voted against this proposal.  Additionally, there were 422,431 abstentions and 15,297,372 broker non-votes with respect to this proposal which are not considered votes cast and do not affect the outcome of the vote.

Item 8.01.  Other Events.

On March 14, 2024, the Company issued a press release announcing the proposed intent to change our jurisdiction of incorporation from Switzerland to Ireland. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description
99.1	Press release issued March 14, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2024	TE CONNECTIVITY LTD.

	By:	/s/ Harold G. Barksdale
Name: Harold G. Barksdale
Title: Vice President and Corporate Secretary